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                                                                   EXHIBIT 10.19

                                                                    OUTSIDE PLAN


                               US DATAWORKS, INC.
                       NONSTATUTORY STOCK OPTION AGREEMENT
                                       FOR
                          TERRY E. STEPANIK (OPTIONEE)

                                    AGREEMENT
                                    ---------

         1. GRANT OF OPTION. US Dataworks, Inc. (the "Company"), hereby grants, as of April 25, 2003 (Date of Grant), to Terry E. Stepanik (the "Optionee") an option (the "Option") to purchase up to 1,450,000 shares of the Company's Common Stock, $0.0001 par value per share (the "Shares"), at an exercise price per share equal to $0.11. The Option shall be subject to the terms and conditions set forth herein. The Option is granted under an arrangement adopted by the Board of Directors of the Company (the "Board") pursuant to which the Board has authorized the issuance to certain key employees of not more than five percent (5%) of the Company's Common Stock in any one-year period, and not more than ten percent (10%) in the aggregate of the Company's Common Stock in any five-year period. The Option is not granted under the Company's 2000 Stock Option Plan and is not intended to qualify as an incentive stock option within the meaning of
Section 422 of the Code. The Optionee hereby agrees to be bound by all of the terms and conditions hereof and by all applicable laws and regulations.

         2. DEFINITIONS. Unless otherwise provided herein, capitalized terms used herein shall have the meanings attributed thereto in Section 16 of this Agreement.

         3. EXERCISE SCHEDULE. Except as otherwise provided in Sections 6 or 10 of this Agreement, the Option is exercisable in installments as provided below, which shall be cumulative. To the extent that the Option has become exercisable with respect to a certain number of Shares as provided below, the Option may thereafter be exercised by the Optionee, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein. The following table indicates each date (the "Vesting Date") upon which the Optionee shall be entitled to exercise the Option with respect to the number of Shares granted as indicated beside the date, provided that the Optionee has continued as a Service Provider through and including the applicable Vesting Date:

                 NUMBER OF SHARES                      VESTING DATE
                 ----------------                      ------------
                     725,000                           March 31, 2005
                     725,000                           March 31, 2006

         Except as otherwise specifically provided herein, there shall be no proportionate or partial vesting in the periods prior to each Vesting Date, and all vesting shall occur only on the appropriate Vesting Date; provided, however, that vesting shall be subject to acceleration in connection with Optionee's termination of service to the extent provided in the Employment Agreement between Optionee and the Company dated as of April 2, 2003 (the "Employment Agreement"), and pursuant to Section 10 below. Upon an Optionee's termination of Service, any unvested portion of the Option shall terminate and be null and void.


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         4. METHOD OF EXERCISE. The vested portion of this Option shall be exercisable in whole or in part in accordance with the exercise schedule set forth in Section 3 hereof by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares as may be required by the Company, including that the Shares are being purchased only for investment and without any present intention to sell or to distribute such Shares if, in the opinion of counsel for the Company, such a representation is required. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised after both (a) receipt by the Company of such written notice accompanied by the exercise price and (b) arrangements that are satisfactory to the Board or the Committee in its sole discretion have been made for Optionee's payment to the Company of the amount, if any, that is necessary to be withheld in accordance with applicable Federal or state withholding requirements. No Shares will be issued pursuant to the Option unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Shares then may be traded. Shares issued upon exercise of the Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse.

         5. METHOD OF PAYMENT. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash; (b) check; (c) other Shares which (x) in the case of Shares acquired upon exercise of the Option have been owned by the Optionee for more than six (6) months on the date of surrender (or such other Shares as the Company determines will not cause the Company to recognize for financial accounting purposes a charge for compensation expense), and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares to which such Option shall be exercised; (d) if the Shares are publicly traded, a broker-assisted cashless exercise through a brokerage firm approved by the Company; or (e) such other consideration or in such other manner as may be determined by the Board or the Committee in its absolute discretion. A form of payment will not be available if the Board or the Committee determines, in its sole discretion, that such form of payment could violate any law or regulation.

         6. TERMINATION OF OPTION.

                  (a) Any unexercised portion of the Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of:

                           (i) three months after the date on which the Optionee
ceases to be a Service Provider for any reason other than by reason of (A) cause, which, for purposes of this Agreement, shall be as defined in the Employment Agreement ("Cause"), (B) the Disability of the Optionee as determined by a medical doctor satisfactory to the Board or the Committee, or (C) the death of the Optionee;

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                           (ii) immediately upon the date of the termination of
the Optionee's Service for Cause;

                           (iii) twelve months after the date on which the
Optionee's Service is terminated by reason of Disability as determined by a medical doctor satisfactory to the Board or the Committee (or, if later, three months after the date on which the Optionee dies if such death shall occur during such twelve-month period);

                           (iv) twelve months after the date of termination of
the Optionee's Service by reason of the death of the Optionee; or

                           (v) the tenth anniversary of the date as of which the
Option is granted.

                  (b) To the extent not previously exercised, (i) the Option shall terminate immediately in the event of (1) the liquidation or dissolution of the Company, or (2) any reorganization, merger, consolidation, asset sale or other form of corporate transaction in which the Company does not survive, unless the successor corporation, or a parent or subsidiary of such successor corporation, assumes the Option or substitutes an equivalent option or right, and (ii) the Board or the Committee in its sole discretion may by written notice ("cancellation notice") cancel, effective upon the consummation of any reorganization, merger, consolidation, asset sale or other form of corporate transaction in which the Company does survive, the Option (or portion thereof) that remains unexercised on such date. The Board or the Committee shall give written notice of any proposed transaction referred to in this Section 6(b) a reasonable period of time as shall be determined by the Board or the Committee prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that Optionee may have a reasonable period of time as shall be determined by the Board or the Committee within which to exercise the Option if and to the extent that it then is exercisable (including any portion of the Option that may become exercisable upon the closing date of such transaction). The Optionee may condition his exercise of the Option upon the consummation of a transaction referred to in this Section 6(b).

                  (c) For the purposes of Section 6(b) hereof, the Option shall be considered assumed if, following the reorganization, merger, consolidation, or asset sale, the option or right confers the right to purchase or receive, for each Share subject to the Option immediately prior to the reorganization, merger, consolidation, or asset sale, the consideration (whether stock, cash, or other securities or property) received in the reorganization, merger, consolidation, or asset sale by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority or the outstanding Shares), provided, however, that if such consideration received in the reorganization, merger, consolidation, or asset sale is not solely common stock of the successor corporation or its Parent, the Board or the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per Share consideration received by holders of Common Stock in the reorganization, merger, consolidation, or asset sale.

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         7. NON-TRANSFERABILITY.

                  (a) Unless the prior written consent of the Board or the Committee is obtained (which consent may be withheld for any reason), this Option is not transferable otherwise than by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. This Option shall be exercisable during the Optionee's lifetime only by the Optionee, or in the case of the Option that has been assigned or transferred with the prior written consent of the Board or the Committee, only by the permitted assignee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

                  (b) No Shares acquired pursuant to the exercise of the Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted, unless the transaction does not violate the requirements of Rule 16b-3 promulgated under the Exchange Act.

         8. NO RIGHTS OF STOCKHOLDERS. Neither the Optionee nor any personal representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 9 of this Agreement.

         9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The number of shares of Common Stock covered by this Option and the price per Share of Common Stock covered by this Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock affected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this Option.

         10. ACCELERATION OF EXERCISABILITY OF OPTION. This Option shall become immediately and fully exercisable in the event that (a) the Option is terminated pursuant to Section 6(b)(i) hereof, (b) the Board or the Committee exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 6(b)(ii) hereof, or (c) there is a Change in Control.

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         11. NO RIGHT TO CONTINUED SERVICE. Neither the Option nor this
Agreement shall confer upon the Optionee any right to continued employment or service with the Company.

         12. LAW GOVERNING. This Agreement shall be governed in accordance with and governed by the internal laws of the State of Nevada.

         13. INTERPRETATIONS OF THE BOARD OR THE COMMITTEE CONTROLLING. This Agreement is subject to such rules, regulations and interpretations relating hereto adopted by the Board or the Committee as may be in effect from time to time. The Optionee accepts the Option subject to all the terms and provisions of this Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Board or the Committee upon any questions arising under this Agreement.

         14. NOTICES. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company's Secretary at US Dataworks, Inc., 5301 Hollister Road, Suite 250, Houston TX 77040, or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee's last permanent address as shown on the Company's records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section 14.

         15. WITHHOLDING OR DEDUCTION FOR TAXES. If at any time specified herein for the issuance or delivery of any Common Stock to the Optionee, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or to take any other action in connection with the issuance or delivery then to be made, the issuance or delivery shall be deferred until the withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

         16. DEFINITIONS.

                  (a) "Board" means the Board of Directors of the Company, as constituted from time to time.

                  (b) "Change in Control" means the occurrence of any of the following events:

                           (i) A change in the composition of the Board of
Directors occurs, as a result of which fewer than two-thirds of the incumbent directors are directors who either:

                                (A) Had been directors of the Company on the
"look-back date" (as defined below) (the "original directors"); or

                                (B) Were elected, or nominated for election, to
the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the "continuing directors"); or

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                           (ii) Any "person" (as defined below) who by the
acquisition or aggregation of securities, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company;

                           (iii) The consummation of a merger or consolidation
of the Corporation with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

                           (iv) The sale, transfer or other disposition of all
or substantially all of the Company's assets.

         For purposes of subsection (b)(i) above, the term "look-back" date shall mean the later of (1) July 25, 2002 or (2) the date 24 months prior to the date of the event that may constitute a Change in Control.

         For purposes of subsection (b)(ii) above, the term "person" shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and
(2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock.

         Any other provision of this Section 16(b) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended.

                  (d) "Committee" means a committee of two or more Directors delegated by the Board to administer outstanding Options.

                  (e) "Common Stock" means the Common Stock of the Company.

                  (f) "Company" means US Dataworks, Inc., a Nevada corporation.

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                  (g) "Consultant" means any person who is engaged by the
Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

                  (h) "Director" means a member of the Board of Directors of the Company.

                  (i) "Disability" means total and permanent disability as defined in Section 22(e) (3) of the Code.

                  (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (k) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any established
stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the date on which the Option is granted, as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable;

                           (ii) If the Common Stock is regularly quoted by a
recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the date on which the Option is granted; or

                           (iii) In the absence of an established market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board or the Committee.

                  (l) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (m) "Service" means service as an Employee, Director or Consultant.

                  (n) "Service Provider" means an Employee, Director or Consultant.

                  (o) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

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         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 21 day of May, 2003.

                                                   COMPANY:

                                                   US DATAWORKS, INC.


                                                   By: /s/ CHARLES E. RAMEY
                                                       ---------------------
                                                       Charles E. Ramey
                                                       Chief Executive Officer


         Optionee acknowledges receipt of this Agreement and represents that he is familiar with the terms and provisions hereof, and hereby accepts this Option subject to all of the terms and provisions hereof. Optionee has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Agreement.



Dated: May 21, 2003                              OPTIONEE:  TERRY E. STEPANIK


                                                 By:  /S/ TERRY E. STEPANIK
                                                    ----------------------------
                                                      (signature)
                                                          TERRY E. STEPANIK
                                                    ----------------------------
                                                      (print name)

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